AMENDMENT NO. 5
                     CONSULTING AGREEMENT



       This Amendment, effective as of January 1, 1998, is made by and between Seragen, Inc., a Delaware corporation having an address at 97 South Street, Hopkinton, Massachusetts ("Seragen") and John R. Murphy, Ph.D., having an address at 130 Appleton Street, #1E, Boston, Massachusetts 02116 (the "Consultant").

       WHEREAS, the parties entered into a Consulting Agreement effective January 1, 1992, which was amended effective October 1, 1994, October 1, 1995, January 1, 1996, and January 1, 1997
       (collectively, the "Agreement"); and

       WHEREAS the parties now wish to extend the term of the Agreement;

       NOW, THEREFORE, Seragen and the Consultant agree to amend the Agreement as follows:

       1. The Agreement shall continue until December 31, 1998.

       2. This Amendment shall be made a part of the Agreement and attached to the agreement. Except as provided in this Amendment, all other terms and conditions of the Agreement shall remain in force.

          IN WITNESS WHEREOF, the parties have cause this Amendment to be executed as of the date first written above.

       ACCEPTED AND AGREED:

       SERAGEN, INC.                              JOHN R. MURPHY, PH.D.



      /s/Reed R. Prior                            /s/John R. Murphy, Ph.D.
     --------------------                         -------------------------
      Reed R. Prior
      Chairman and Chief Executive Officer


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